United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2022

Date of Report (date of earliest event reported)

Limoneira Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 4, 2022, Limoneira Company, a Delaware corporation (the “Company”), entered into a Single Premium Guaranteed Annuity Contract Purchase Agreement (the “Agreement”) with Principal Life Insurance Company (the “Insurer”). The Company entered into the Agreement as plan sponsor, and in connection with the previously announced termination, of the Limoneira Company Retirement Plan (the “Plan”) effective December 31, 2021. The Agreement provides for the purchase of an irrevocable nonparticipating single premium group annuity contract (the “Annuity Contract”) from the Insurer for a premium amount of $12,617,160.57 payable with Plan assets on November 10, 2022. Pursuant to the Annuity Contract, the Insurer assumes administrative and monthly benefit liabilities for 250 participants in the terminated Plan.

The Agreement provides that the Insurer will assume the responsibility for making monthly benefit annuity payments to such terminated Plan participants on December 1, 2022. However, to give the Insurer ample time to transition the terminated Plan’s monthly benefit obligations to such participants, the Company and its administrator will continue to administer the Plan and have the Plan continue to make monthly benefit annuity payments to such terminated Plan participants through December 31, 2022 (the “Initial Term”). The Insurer will reimburse the Plan commensurate with the monthly benefit annuity payments made by the Plan to such participants during the Initial Term pursuant to the terms of the Temporary Bulk Payment Agreement (the “Temporary Bulk Payment Agreement”) between Company and the Insurer, dated November 7, 2022.

The foregoing description of the Agreement and the Temporary Bulk Payment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement and Temporary Bulk Payment Agreement, which are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01	Financial Statements and Exhibits

10.1	Single Premium Guaranteed Annuity Contract Purchase Agreement, dated November 4, 2022.
10.2	Temporary Bulk Payment Agreement, dated November 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2022	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer and Treasurer